EXHIBIT 99.1

FOR FURTHER INFORMATION CONTACT:

Stericycle Investor Relations 847-607-2012

Stericycle, Inc. Reports Results

For the Second Quarter 2020

BANNOCKBURN, Ill., August 6, 2020 - Stericycle, Inc. (Nasdaq: SRCL) today reported results for the second quarter ended June 30, 2020.

Revenues for the quarter were $598.2 million, a decrease of 29.3% compared to $845.8 million in the second quarter of last year due to multiple divestitures and the impact of the COVID-19 pandemic.  Organic revenues declined 10.6% when excluding the impact of divestitures, foreign exchange rates and changes in sorted office paper (“SOP”) pricing.  Income from operations was $24.9 million, compared to $25.3 million in the second quarter of last year.  Net loss was $4.5 million, or $0.05 diluted loss per share, compared to a net loss of $30.5 million, or $0.33 diluted loss per share, in the second quarter of last year. Adjusted income from operations was $85.3 million, compared to $105.6 million in the second quarter of last year.  Adjusted diluted earnings per share was $0.46, compared to $0.56 in the 2019 comparable period.  Cash flow from operations for the first half of 2020 was $207.3 million, compared to $71.0 million in the same period in 2019. Free Cash Flow for the first half of 2020 was $132.7 million, compared to an outflow of $37.2 million in the first half of 2019, an improvement of $169.9 million.

KEY BUSINESS HIGHLIGHTS:

•	Improved cash flow from operations to $207.3 million and free cash flow to $132.7 million for the first half of 2020, compared to $71.0 million and ($37.2) million, respectively
•	Reduced net debt by approximately $514 million in the quarter, leveraging divestiture proceeds and cash flow from operations, which lowered the adjusted debt to EBITDA leverage ratio to 3.89
•	Income from operations, normalized for divestitures and foreign exchange, improved $6.5 million, driven by operational efficiencies and cost reductions
•	Regulated Waste and Compliance Services (“RWCS”) revenues remained stable with prior year as the COVID-19 pandemic continued

“While Stericycle continued to be impacted by the COVID-19 pandemic and the limited reopening of many geographies, we delivered a strong second quarter with meaningful progress toward key business priorities,” said Cindy J. Miller, Chief Executive Officer.  “We improved income from operations excluding divestitures and foreign exchange, generated significant cash, and lowered our leverage ratio.”

“We are extremely proud of our global team members and the support we provide to the healthcare communities and essential service providers,” Miller added.  “The pandemic has served as a catalyst to accelerate our transformation as it forced us to think quickly and act differently.”

SECOND QUARTER FINANCIAL RESULTS –

U.S. Generally Accepted Accounting Principles (GAAP) Results

•

Revenues for the quarter were $598.2 million, compared to $845.8 million in the second quarter of last year.  Of the $247.6 million year-over-year change, the impact of divestitures and foreign exchange rates reduced revenues by $149.6 million and $9.9 million, respectively.  Organic revenue excluding SOP pricing was down $89.4 million, due to the COVID-19 pandemic.

•

Income from operations in the quarter was $24.9 million, compared to $25.3 million in the second quarter of last year.  The impact of divestitures of $8.4 million, offset by a benefit from foreign exchange rates of $1.5 million, reduced Income from operations by $6.9 million. This decline was partially offset by operational cost improvements of $6.5 million from compensation, transportation, and SG&A expense management.

•

Net loss was $4.5 million, or $0.05 diluted loss per share, compared to a net loss of $30.5 million, or $0.33 diluted loss per share, in the second quarter of last year.  The 2019 comparable quarter included a loss on early extinguishment of debt of $23.1 million.  Second quarter 2020 included lower interest expense of $14.3 million due to reductions in debt and interest rates, which was partially offset by an increase in tax expense of $11.7 million, primarily due to higher discrete items, when compared to second quarter 2019.

•	Cash flow from operations for the first half of 2020 was $207.3 million, compared to $71.0 million in the same period in 2019. The year-over-year improvement of $136.3 million primarily includes:
o	lower payments for legal and professional fees, annual incentive compensation, prepaid software, and interest totaling $54.8 million;
o	lower accounts receivable of $56.5 million driven by collections exceeding revenues due to the pandemic and collection process improvements
o	lower accounts payable of $25.0 million primarily driven by reduced costs
o	government relief tax-related payment deferrals of $15.7 million, roughly split between U.S. and international, and
o	advances received on recently executed service agreements of $19.2 million, related to the Domestic Environmental Solutions divestiture.
•

Cash paid for capital expenditures for the first half of 2020 was $74.6 million as compared to $108.2 million in the first half of 2019, primarily driven by the timing of 2019 investments in the ERP and 2020 disciplined capital management.

Non-GAAP Results

•

Organic revenues of RWCS declined by only 0.3%, reflecting the essential services Stericycle provides to the healthcare industry.  Organic revenues of Secure Information Destruction Services (“SID”) excluding the impact of SOP pricing declined by 33.6%, reflecting the closures and limited reopening of businesses during the COVID-19 pandemic.  Organic revenues of Communication and Related Services (“CRS”) also declined by 17.1% as a result of lower demand for hospital scheduling services and lower recall volume compared to last year due to the COVID-19 pandemic.

•

Adjusted income from operations was $85.3 million, compared to $105.6 million in the second quarter of last year.  Excluding the impact of divestitures and foreign exchange rates of $14.7 million, Adjusted income from operations declined only $5.3 million despite reduced revenues as a result of the pandemic.

•

Adjusted diluted earnings per share was $0.46, compared to $0.56 in the second quarter of last year. The year-over-year decline includes the impact of divestitures and foreign exchange rates of $0.11, lower revenue flow through of only $0.04, and a higher adjusted tax rate of $0.03. These factors were partially offset by lower interest expense of $0.08.

•

Free Cash Flow for the first half of 2020 was $132.7 million, compared to an outflow of $37.2 million in the first half of 2019.  The significant year-over-year improvement of $169.9 million was due to higher cash flow from operations and lower capital expenditures, as described above.

SIGNIFICANT DEBT REDUCTION

During the quarter, Stericycle reduced net debt by approximately $514 million using net proceeds from the sale of the Domestic Environmental Solutions business of $427.7 million and cash flow from operations. The Company’s adjusted debt to EBITDA leverage ratio as defined by the Company’s credit agreement declined to 3.89 times at the end of the second quarter.

PORTFOLIO RATIONALIZATION CONTINUES WITH DIVESTITURE OF BUSINESS IN ARGENTINA

Stericycle today also announced that it completed the sale of its operations in Argentina on August 3, 2020 for cash proceeds of approximately $3.9 million, marking the seventh divestiture executed by Stericycle in the last 18 months.  The Company expects to incur a non-cash pre-tax loss of approximately $115 million in the third quarter, primarily attributed to the reclassification of accumulated currency translation adjustments to earnings.

CONFERENCE CALL INFORMATION

Stericycle is holding its second quarter earnings conference call on Thursday, August 6, 2020, at 8:00 a.m. central time.  Dial (888) 317-6003 in the U.S., (866) 605-3851 in Canada, or (412) 317-6061 if outside the U.S./Canada at least 10 minutes before the call begins.  Upon dialing the number, you will be prompted to enter the Elite Entry Number 5873117.  To access presentation materials, listen to the call via an internet webcast or access an audio replay of the call, visit http://investors.stericycle.com.

NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures are reconciled to the most comparable U.S. GAAP measures in the schedules attached hereto.

ABOUT STERICYCLE

Stericycle, Inc., (Nasdaq: SRCL) is a U.S. based business-to-business services company and leading provider of compliance-based solutions that protect people and brands, promote health and safeguard the environment.  Stericycle serves customers in the U.S. and 17 countries worldwide with solutions for regulated medical waste management, secure information destruction, compliance, customer contact, and brand protection.  For more information about Stericycle, please visit www.stericycle.com.

SAFE HARBOR STATEMENT

This document may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  When we use words such as “believes,” “expects,” “anticipates,” “estimates” “may,” “plan,” “will,” “goal” or similar expressions, we are making forward-looking statements.  Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements.  Factors that could cause such differences include, among others, developments in the COVID-19 pandemic and the resulting impact on the results of operations, precautions we have taken to safeguard the health and safety of our employees which may make certain of our business processes less efficient, measures taken by governmental authorities to prevent the spread of the COVID-19 virus which could disrupt our supply chain, result in disruptions in transportation services and restrictions on the ability of our employees to travel, result in temporary closure of our facilities or the facilities of our customers and suppliers, affect the volume of paper processed by our secure information destruction business and the revenue generated from the sale of SOP, disruptions in our relationships with our employees as a result of certain cost-saving measures, an economic slowdown in the U.S. and other countries resulting from the outbreak of the COVID-19 virus, SOP pricing volatility, foreign exchange rate volatility in the jurisdictions in which we operate, the volume and size of any recall events, changes in governmental regulation of the collection, transportation, treatment and disposal of regulated waste or the proper handling and protection of personal and confidential information, the level of government enforcement of regulations governing regulated waste collection and treatment or the proper handling and protection of personal and confidential information, decreases in the volume of regulated wastes or personal and confidential information collected from customers, the ability to implement our ERP system, charges related to portfolio rationalization or the failure of divestitures to achieve the desired results, failure to consummate transactions with respect to non-core businesses, the obligations to service substantial indebtedness and comply with the covenants and restrictions contained in our credit agreements and notes, a downgrade in our credit rating resulting in an increase in interest expense, political, economic, inflationary and other risks related to our foreign operations, the outcome of pending or future litigation or investigations including with respect to the U.S.  Foreign Corrupt Practices Act, changing market conditions in the healthcare industry, competition and demand for services in the regulated waste and secure information destruction industries, failure to maintain an effective system of internal control over financial reporting, delays or failures in implementing remediation efforts with respect to existing or future material weaknesses, disruptions in or attacks on information technology systems, as well as other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Forms 10-Q.  As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends.  We disclaim any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

STERICYCLE, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF LOSS
(In millions, except per share data)

	Three Months Ended June 30,					Six Months Ended June 30,
	2020	% of Revenue	2019	% of Revenue	% Change	2020	% of Revenue	2019	% of Revenue	% Change
Revenues	$598.2	100.0%	$845.8	100.0%	(29.3%)	$1,383.2	100.0%	$1,675.9	100.0%	(17.5%)
Cost of revenues	368.5	61.6%	543.2	64.2%	(32.2%)	866.9	62.7%	1,076.2	64.2%	(19.4%)
Gross profit	229.7	38.4%	302.6	35.8%	(24.1%)	516.3	37.3%	599.7	35.8%	(13.9%)
Selling, general and administrative expenses	201.0	33.6%	277.0	32.8%	(27.4%)	459.7	33.2%	562.8	33.6%	(18.3%)
Divestiture losses (gains), net	3.8	0.6%	0.3	0.0%	nm	62.1	4.5%	(5.1)	-0.3%	nm
Goodwill impairment	-	0.0%	-	0.0%	–	-	0.0%	20.9	1.2%	(100.0%)
Income (loss) from operations	24.9	4.2%	25.3	3.0%	(1.6%)	(5.5)	-0.4%	21.1	1.3%	(126.1%)
Interest expense, net	(19.3)	-3.2%	(33.6)	-4.0%	(42.6%)	(44.3)	-3.2%	(61.2)	-3.7%	(27.6%)
Loss on early extinguishment of debt	-	0.0%	(23.1)	-2.7%	nm	-	0.0%	(23.1)	-1.4%	nm
Other expense, net	(1.0)	-0.2%	(1.8)	-0.2%	(44.4%)	(3.9)	-0.3%	(4.0)	-0.2%	(2.5%)
Income (loss) before income taxes	4.6	0.8%	(33.2)	-3.9%	(113.9%)	(53.7)	-3.9%	(67.2)	-4.0%	(20.1%)
Income tax (expense) benefit	(8.7)	-1.5%	3.0	0.4%	(390.0%)	29.7	2.1%	(0.6)	0.0%	nm
Net loss	(4.1)	-0.7%	(30.2)	-3.6%	(86.4%)	(24.0)	-1.7%	(67.8)	-4.0%	(64.6%)
Net income attributable to noncontrolling interests	(0.4)	-0.1%	(0.3)	0.0%	33.3%	(0.6)	0.0%	(0.5)	0.0%	20.0%
Net loss attributable to Stericycle, Inc. common shareholders	$(4.5)	-0.8%	$(30.5)	-3.6%	(85.2%)	$(24.6)	-1.8%	$(68.3)	-4.1%	(64.0%)
Loss per common share attributable to Stericycle, Inc. common shareholders:
Basic	$(0.05)		$(0.33)		(84.8%)	$(0.27)		$(0.75)		(64.0%)
Diluted	$(0.05)		$(0.33)		(84.8%)	$(0.27)		$(0.75)		(64.0%)
Weighted average number of common shares outstanding:
Basic	91.4		91.0			91.4		90.9
Diluted	91.4		91.0			91.4		90.9

nm - percentage change not meaningful

UNAUDITED STATISTICS - U.S. GAAP AND ADJUSTED MEASURES
(In millions, except per share data)

	Three Months Ended June 30,				Six Months Ended June 30,
	2020		2019		2020		2019
		% of Revenue		% of Revenue		% of Revenue		% of Revenue
Statistics - U.S. GAAP
Effective tax rate	189.1%		9.0%		55.3%		(0.9%)
Statistics - Adjusted (1)
Adjusted gross profit	$236.5	39.5%	$304.8	36.0%	$523.1	37.8%	$605.5	36.1%
Adjusted selling, general and administrative expenses	$151.2	25.3%	$199.2	23.6%	$344.0	24.9%	$394.9	23.6%
Adjusted income from operations	$85.3	14.3%	$105.6	12.5%	$179.1	12.9%	$210.6	12.6%
Adjusted EBITDA	$113.7	19.0%	$137.7	16.3%	$234.9	17.0%	$274.5	16.4%
Adjusted net income attributable to common shareholders	$42.9	7.2%	$51.2	6.1%	$90.0	6.5%	$102.8	6.1%
Adjusted effective tax rate	34.6%		30.6%		31.4%		31.4%
Adjusted diluted earnings per share	$0.46		$0.56		$0.98		$1.13
Adjusted diluted shares outstanding	91.5		91.1		91.5		91.0

(1)

Adjusted financial measures are Non-GAAP measures and exclude adjusting items as described and reconciled to comparable U.S. GAAP financial measures in the Reconciliation of U.S. GAAP to Non-GAAP Financial Measures contained in this Press Release.

STERICYCLE, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)

	June 30, 2020	December 31, 2019
ASSETS
Current Assets:
Cash and cash equivalents	$42.0	$34.7
Accounts receivable, net	376.1	544.3
Prepaid expenses	120.0	60.7
Other current assets	54.5	66.9
Total Current Assets	592.6	706.6
Property, plant and equipment, net	705.6	798.5
Operating lease right-of-use assets	376.0	435.0
Goodwill	2,785.7	2,982.2
Intangible assets, net	1,160.7	1,422.4
Other assets	64.7	92.3
Total Assets	$5,685.3	$6,437.0

LIABILITIES AND EQUITY
Current Liabilities:
Current portion of long-term debt	$114.6	$103.1
Bank overdrafts	-	1.9
Accounts payable	149.6	220.1
Accrued liabilities	263.3	296.6
Operating lease liabilities	83.3	94.8
Other current liabilities	49.5	40.4
Total Current Liabilities	660.3	756.9

Long-term debt, net	1,998.7	2,559.3
Long-term operating lease liabilities	311.2	356.1
Deferred income taxes	318.0	295.1
Long-term taxes payable	45.0	70.7
Other liabilities	56.0	64.2
Total Liabilities	3,389.2	4,102.3

Commitments and contingencies

Equity:
Common stock	0.9	0.9
Additional paid-in capital	1,222.4	1,205.7
Retained earnings	1,415.3	1,442.4
Accumulated other comprehensive loss	(347.0)	(318.1)
Total Stericycle, Inc.’s Equity	2,291.6	2,330.9
Noncontrolling interests	4.5	3.8
Total Equity	2,296.1	2,334.7
Total Liabilities and Equity	$5,685.3	$6,437.0

STERICYCLE, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Six Months Ended June 30,
	2020	2019
OPERATING ACTIVITIES:
Net loss	$(24.0)	$(67.8)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation	57.0	64.7
Intangible amortization	63.1	74.7
Loss on early extinguishment of debt and related charges	-	26.5
Stock-based compensation expense	12.9	10.0
Deferred income taxes	(2.7)	12.8
Goodwill impairment	-	20.9
Divestiture losses (gains), net	62.1	(5.1)
Asset impairments, loss (gain) on disposal of property plant and equipment and other charges	12.3	7.9
Other, net	4.0	0.9
Changes in operating assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable	42.5	(14.0)
Prepaid expenses	(17.6)	(22.4)
Accounts payable	(21.4)	3.6
Accrued liabilities	(1.3)	(50.6)
Other assets and liabilities	20.4	8.9
Net cash from operating activities	207.3	71.0
INVESTING ACTIVITIES:
Capital expenditures	(74.6)	(108.2)
Payments for acquisitions, net of cash acquired	-	(0.3)
Proceeds from divestitures of businesses	427.7	13.6
Other, net	(0.8)	1.8
Net cash from investing activities	352.3	(93.1)
FINANCING ACTIVITIES:
Repayments of long-term debt and other obligations	(16.9)	(21.1)
Proceeds from foreign bank debt	0.6	9.0
Repayments of foreign bank debt	(2.9)	(4.5)
Proceeds from term loan	-	365.0
Repayments of term loan	(388.1)	(23.8)
Repayment of private placement of long-term note	-	(1,075.0)
Proceeds from senior notes	-	600.0
Proceeds from senior credit facility	608.1	933.9
Repayment of senior credit facility	(745.6)	(731.5)
Repayments of bank overdrafts, net	(1.6)	(12.1)
Payments of capital lease obligations	(2.1)	(1.3)
Payments of debt issuance costs	(1.4)	(8.8)
Proceeds from issuance of common stock, net of (payments of) taxes from withheld shares	(1.1)	13.9
Payments on early debt extinguishment	-	(20.4)
Net cash from financing activities	(551.0)	23.3
Effect of exchange rate changes on cash and cash equivalents	(1.3)	(1.0)
Net change in cash and cash equivalents	7.3	0.2
Cash and cash equivalents at beginning of period	34.7	34.3
Cash and cash equivalents at end of period	$42.0	$34.5

SUPPLEMENTAL CASH FLOW INFORMATION:
Net issuances of obligations for acquisitions	$-	$0.3
Capital expenditures in accounts payable	$9.0	$30.6
Interest paid during the period, net of capitalized interest	$45.5	$48.8
Income taxes paid during the period, net of refunds	$0.6	$6.5
Free Cash Flow (1)	$132.7	$(37.2)
(1)	Free Cash Flow is calculated as Net cash from operating activities less Capital expenditures.

Table 1–A: REVENUES CHANGES BY SERVICE AND SEGMENT (UNAUDITED) –

THREE MONTHS ENDED JUNE 30, 2020

	Three Months Ended June 30,
	In millions				Components of Change (%)
					Organic
	2020	2019	Change ($)	Change (%)	Growth (1)	SOP Pricing	Divestitures	Foreign Exchange (2)
Revenues by Service
Regulated Waste and Compliance Services (3)	$418.1	$553.2	$(135.1)	(24.4%)	(0.3%)	–	(22.6%)	(1.6%)
Secure Information Destruction Services	152.5	229.4	(76.9)	(33.5%)	(33.6%)	0.6%	–	(0.5%)
Communication and Related Services (4)	27.6	63.2	(35.6)	(56.3%)	(17.1%)	–	(39.1%)	(0.2%)
Total Revenues	$598.2	$845.8	$(247.6)	(29.3%)	(10.6%)	0.2%	(17.7%)	(1.2%)

North America
Regulated Waste and Compliance Services (3)	$328.5	$445.2	$(116.7)	(26.2%)	(0.5%)	–	(25.6%)	(0.1%)
Secure Information Destruction Services	137.4	196.6	(59.2)	(30.1%)	(30.4%)	0.6%	–	(0.3%)
Communication and Related Services (4)	25.4	61.0	(35.6)	(58.4%)	(17.9%)	–	(40.5%)	–
Total North America Segment	$491.3	$702.8	$(211.5)	(30.1%)	(10.4%)	0.2%	(19.7%)	(0.1%)

International
Regulated Waste and Compliance Services (3)	$89.6	$108.0	$(18.4)	(17.0%)	0.6%	–	(10.0%)	(7.7%)
Secure Information Destruction Services	15.1	32.8	(17.7)	(54.0%)	(53.0%)	0.6%	–	(1.5%)
Communication and Related Services	2.2	2.2	-	–	4.5%	–	–	(4.5%)
Total International Segment	$106.9	$143.0	$(36.1)	(25.2%)	(11.6%)	0.1%	(7.6%)	(6.2%)

See footnote descriptions below Table 1 – C.

Table 1–B: REVENUES CHANGES BY SERVICE AND SEGMENT (UNAUDITED) –

SIX MONTHS ENDED JUNE 30, 2020

	Six Months Ended June 30,
	In millions				Components of Change (%)
					Organic
	2020	2019	Change ($)	Change (%)	Growth (1)	SOP Pricing	Divestitures	Foreign Exchange (2)
Revenues by Service
Regulated Waste and Compliance Services (5)	$951.4	$1,090.1	$(138.7)	(12.7%)	1.4%	–	(12.5%)	(1.7%)
Secure Information Destruction Services	370.6	461.4	(90.8)	(19.7%)	(16.0%)	(3.3%)	–	(0.4%)
Communication and Related Services (6)	61.2	124.4	(63.2)	(50.8%)	(8.9%)	–	(41.7%)	(0.2%)
Total Revenues	$1,383.2	$1,675.9	$(292.7)	(17.5%)	(4.1%)	(0.9%)	(11.2%)	(1.2%)

North America
Regulated Waste and Compliance Services (5)	$767.1	$872.2	$(105.1)	(12.0%)	1.1%	–	(13.1%)	(0.1%)
Secure Information Destruction Services	323.4	394.7	(71.3)	(18.1%)	(14.7%)	(3.2%)	–	(0.1%)
Communication and Related Services (6)	55.4	117.4	(62.0)	(52.8%)	(10.8%)	–	(41.9%)	(0.1%)
Total North America Segment	$1,145.9	$1,384.3	$(238.4)	(17.2%)	(4.4%)	(0.9%)	(11.8%)	(0.1%)

International
Regulated Waste and Compliance Services (5)	$184.3	$217.9	$(33.6)	(15.4%)	2.8%	–	(10.1%)	(8.1%)
Secure Information Destruction Services	47.2	66.7	(19.5)	(29.2%)	(23.4%)	(3.7%)	–	(2.1%)
Communication and Related Services (6)	5.8	7.0	(1.2)	(17.1%)	22.9%	–	(38.6%)	(1.4%)
Total International Segment	$237.3	$291.6	$(54.3)	(18.6%)	(2.7%)	(0.9%)	(8.5%)	(6.6%)

See footnote descriptions below Table 1 – C.

Table 1–C: COMPONENTS OF REVENUES CHANGE IN DOLLARS (UNAUDITED)

(In millions)
	Three Months Ended June 30, 2020	Six Months Ended June 30, 2020
Organic - Growth	$(89.4)	$(69.2)
Organic - SOP Pricing	1.3	(15.1)
Divestitures	(149.6)	(188.0)
Foreign exchange	(9.9)	(20.4)
Total Change	$(247.6)	$(292.7)

(1)	Growth is the change in revenues excluding the impact of SOP pricing, divestitures and foreign exchange.
(2)

The comparisons at constant currency rates (foreign exchange) reflect comparative local currency balances at prior period’s foreign exchange rates.  Stericycle calculated these percentages by taking current period reported Revenues less the respective prior period reported Revenues, divided by the prior period reported Revenues, all at the respective prior period’s foreign exchange rates.  This measure provides information on the change in Revenues assuming that foreign currency exchange rates have not changed between the prior and the current period.  Management believes the use of this measure aids in the understanding of changes in Revenues without the impact of foreign currency.

(3)

For the three months ended June 30, 2019, RWCS revenues include $114.1 million associated with the Domestic Environmental Solutions business which was divested in April 2020; $6.2 million and $4.6 million, respectively, associated with Chile and Mexico operations, which were divested in 2019.

(4)

For the three months ended June 30, 2019, CRS revenues include $24.7 million associated with North America telephone answering service (“TAS”) and retail pharmaceutical returns service which were divested in 2019.

(5)

For the six months ended June 30, 2019, RWCS revenues include $114.1 million associated with the Domestic Environmental Solutions business which was divested in April 2020; $13.0 million and $9.0 million, respectively, associated with Chile and Mexico operations, which were divested in 2019.

(6)

For the six months ended June 30, 2019, CRS revenues include $51.9 million associated with North America TAS, retail pharmaceutical returns service, and UK texting business which were divested in 2019.

RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Table 2-A: THREE MONTHS ENDED JUNE 30, 2020 AND 2019

(In millions, except per share data)
	Three Months Ended June 30, 2020
	Gross Profit	Selling, General and Administrative Expenses	Income from Operations	Net (Loss) Income Attributable to Common Shareholders (d)	Diluted (Loss) Earnings Per Share
U.S. GAAP Financial Measures	$229.7	$201.0	$24.9	$(4.5)	$(0.05)
Adjustments:
Business Transformation (1)	-	(9.2)	9.2	6.8	0.07
Intangible Amortization (2)	-	(31.2)	31.2	23.7	0.26
Acquisition and Integration (3)	-	-	-	-	-
Operational Optimization (4)	-	-	-	-	-
Divestitures (including Divestiture Losses (Gains), net) (5)	-	(2.4)	6.2	5.5	0.06
Litigation, Settlements and Regulatory Compliance (6)	-	(4.2)	4.2	3.1	0.03
Asset Impairments (7)	6.8	(1.5)	8.3	6.8	0.07
Goodwill Impairment (8)	-	-	-	-	-
Other (9)	-	(1.3)	1.3	1.5	0.02
Capital Allocation (10)	-	-	-	-	-
U.S. CARES Act (11)	-	-	-	-	-
Total Adjustments	6.8	(49.8)	60.4	47.4	0.51
Adjusted Financial Measures (a)	$236.5	$151.2	$85.3	$42.9	$0.46
Depreciation (b)			28.4
Adjusted EBITDA (c)			$113.7

(In millions, except per share data)
	Three Months Ended June 30, 2019
	Gross Profit	Selling, General and Administrative Expenses	Income from Operations	Net (Loss) Income Attributable to Common Shareholders (d)	Diluted (Loss) Earnings Per Share
U.S. GAAP Financial Measures	$302.6	$277.0	$25.3	$(30.5)	$(0.33)
Adjustments:
Business Transformation (1)	-	(14.0)	14.0	10.5	0.12
Intangible Amortization (2)	-	(36.9)	36.9	28.0	0.31
Acquisition and Integration (3)	-	-	-	-	-
Operational Optimization (4)	2.2	(1.4)	3.6	2.9	0.03
Divestitures (including Divestiture Losses (Gains), net) (5)	-	(4.6)	4.9	3.7	0.04
Litigation, Settlements and Regulatory Compliance (6)	-	(9.1)	9.1	7.4	0.08
Asset Impairments (7)	-	(2.1)	2.1	2.0	0.02
Goodwill Impairment (8)	-	-	-	-	-
Other (9)	-	(9.7)	9.7	7.4	0.07
Capital Allocation (10)	-	-	-	19.8	0.22
U.S. CARES Act (11)	-	-	-	-	-
Total Adjustments	2.2	(77.8)	80.3	81.7	0.89
Adjusted Financial Measures (a)	$304.8	$199.2	$105.6	$51.2	$0.56
Depreciation (b)			32.1
Adjusted EBITDA (c)			$137.7

(In millions, except per share data)
	Q2 2020 Change Compared to Q2 2019
	Gross Profit	Selling, General and Administrative Expenses	Income from Operations	Net (Loss) Income Attributable to Common Shareholders	Diluted (Loss) Earnings Per Share
U.S. GAAP Financial Measures	$(72.9)	$(76.0)	$(0.4)	$26.0	$0.28
Adjustments:
Business Transformation	-	4.8	(4.8)	(3.7)	(0.05)
Intangible Amortization	-	5.7	(5.7)	(4.3)	(0.05)
Acquisition and Integration	-	-	-	-	-
Operational Optimization	(2.2)	1.4	(3.6)	(2.9)	(0.03)
Divestitures (including Divestiture Losses (Gains), net)	-	2.2	1.3	1.8	0.02
Litigation, Settlements and Regulatory Compliance	-	4.9	(4.9)	(4.3)	(0.05)
Asset Impairments	6.8	0.6	6.2	4.8	0.05
Goodwill Impairment	-	-	-	-	-
Other	-	8.4	(8.4)	(5.9)	(0.05)
Capital Allocation	-	-	-	(19.8)	(0.22)
U.S. CARES Act	-	-	-	-	-
Total Adjustments	4.6	28.0	(19.9)	(34.3)	(0.38)
Adjusted Financial Measures	$(68.3)	$(48.0)	$(20.3)	$(8.3)	$(0.10)
Depreciation			(3.7)
Adjusted EBITDA			$(24.0)

The following table provides Income from Operations adjustments categorized as follows:

(In millions)
	Three Months Ended June 30,
	2020	2019
Non-Cash Related	$12.1	$4.7
Cash Related	17.1	38.7
Intangible Amortization	31.2	36.9
Total	$60.4	$80.3

Non-cash related adjustments include the following:

(In millions)
	Three Months Ended June 30, 2020
	Impairments of Property, Plant and Equipment	Impairments of Intangibles	Goodwill Impairment	Divestiture Losses (Gains), net	Total
Adjustments:
Operational Optimization (4)	$-	$-	$-	$-	$-
Divestiture Losses (Gains), net (5)	-	-	-	3.8	3.8
Asset Impairments (7)	6.9	1.4	-	-	8.3
Goodwill Impairment (8)	-	-	-	-	-
Total Non-Cash Charges	$6.9	$1.4	$-	$3.8	$12.1

(In millions)
	Three Months Ended June 30, 2019
	Impairments of Property, Plant and Equipment	Impairments of Intangibles	Goodwill Impairment	Divestiture Losses (Gains), net	Total
Adjustments:
Operational Optimization (4)	$2.3	$-	$-	$-	$2.3
Divestiture Losses (Gains), net (5)	-	-	-	0.3	0.3
Asset Impairments (7)	0.4	1.7	-	-	2.1
Goodwill Impairment (8)	-	-	-	-	-
Total Non-Cash Charges	$2.7	$1.7	$-	$0.3	$4.7

U.S. GAAP results for the three months ended June 30, 2020 and 2019 include:

(1) Business Transformation: In 2020, Selling, general and administrative expenses (“SG&A”) includes $9.2 million of expenses related to our ERP implementation, of which $1.8 million related to consulting and professional fees, $3.1 million related to software usage/maintenance fees, $3.4 million related to internal costs, and $0.9 million of other related costs.  In 2019, SG&A includes $1.4 million of expenses related to investments in cost savings and business capabilities, of which $0.3 million related to internal costs, and $1.1 million of other related expenses; $12.6 million related to our ERP implementation, of which $6.2 million related to consulting and professional fees, $3.4 million related to software usage/maintenance fees, $2.3 million related to internal costs, and $0.7 million of other related costs.

(2) Intangible Amortization: Intangible amortization expense from acquisitions.

(3) Acquisition and Integration: There were no acquisitions in the second quarter of 2020 and 2019.

(4) Operational Optimization: In 2019, Cost of revenues (“COR”) includes $2.2 million of charges in our International reportable segment, of which a $1.9 million non-cash impairment charge related to long-lived assets; SG&A includes $1.4 million of charges in our International reportable segment, of which a $0.4 million non-cash charge related to impairment of long-lived assets in Latin America and the rest are primarily site closure costs in APAC.

(5) Divestitures (including Divestiture Losses (Gains), net): 2020 includes $3.8 million of charges related to the divestiture of the Domestic Environmental Solutions business (inclusive of $0.3 million of related deal costs) and $2.4 million in SG&A for consulting and professional fees associated with our Portfolio Rationalization efforts.  2019 includes a $0.3 million loss on divestiture of a business in the U.K. and $4.6 million in SG&A for consulting and professional fees associated with our Portfolio Rationalization efforts.

(6) Litigation, Settlements, and Regulatory Compliance: In 2020 and 2019, SG&A includes $4.2 million and $9.1 million, respectively, of primarily consulting and professional fees for certain litigation, settlement and regulatory compliance matters.

(7) Asset Impairments: In 2020, charges of $6.2 million, primarily in COR, in our North America reportable segment include non-cash impairments associated with rationalization of software application assets, and charges of $2.1 million, reported evenly between SG&A and COR, in our International reportable segment associated with non-cash impairments for certain property, plant and equipment assets and permits primarily in Brazil.  In 2019, SG&A includes $2.1 million related to non-cash impairment charges, of which $0.4 million related to long-lived assets in our North America reportable segment and $1.7 million related to permits and customer lists in our International reportable segment.

(8) Goodwill Impairment: There were no non-cash goodwill impairment charges in the second quarter of 2020 and 2019.

(9) Other: In 2020 and 2019, SG&A includes $1.3 million and $9.7 million, respectively, of consulting and professional fees related to internal control remediation activities as well as the implementation of new accounting standards.  In 2020 and 2019, Other expense, net includes a foreign exchange loss of $0.6 million and $0.2 million, respectively, related to the re-measurement of net monetary assets held in Argentina as a result of its designation as a highly inflationary economy.

(10) Capital Allocation: In 2019, pre-tax loss on early extinguishment of debt of $23.1 million, comprising a make whole premium of $20.4 million, due under the terms of certain of the private placement notes, and $2.7 million related to unamortized debt issuance costs, associated with repayments of our private placement notes.  We also incurred $0.2 million of debt modification charges associated with the execution of the Fourth Amendment, which are recorded in Interest expense, net and charges of $3.4 million related to the write-off of the unamortized portion of premiums associated with interest rate locks executed in connection with the issuance of certain of the private placement notes, which are recorded in Interest expense, net.  The impact of these items, net of tax, was $19.8 million.

(11) U.S. CARES Act: There were no adjustments associated with the U.S. CARES Act in the second quarter of 2020 and 2019.

(a) The Non-GAAP financial measures contained in this press release are reconciled to the most comparable measures calculated in accordance with U.S. GAAP in the schedules attached to this release.  Management believes the Non-GAAP financial measures are useful measures of Stericycle’s performance because they provide additional information about Stericycle’s operations and exclude certain adjusting items, allowing better evaluation of underlying business performance and better period-to-period comparability.  Additionally, the Company uses such Non-GAAP financial measures in evaluating business unit and management performance.  All Non-GAAP financial measures are intended to supplement the applicable U.S. GAAP measures and should not be considered in isolation from, or a replacement for, financial measures prepared in accordance with U.S. GAAP and may not be comparable to or calculated in the same manner as Non-GAAP financial measures published by other companies.

(b) Three months ended June 30, 2020 and 2019 exclude depreciation charges of $0.6 million and $0.8 million, respectively, that are included in Business Transformation.

(c) Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (Adjusted EBITDA) is Income from operations excluding certain adjusting items, Depreciation and Intangible Amortization.

(d) Under the Net (Loss) Income Attributable to Common Shareholders column, adjustments are shown net of tax in aggregate of $13.9 million and $25.6 million for the three months ended June 30, 2020 and 2019, respectively, based on applying the statutory tax rate for the jurisdictions in which the adjustment occurred or, by adjusting the tax effect to consider the impact of applying an annual effective tax rate on an interim basis.

Table 2-B: SIX MONTHS ENDED JUNE 30, 2020 AND 2019

(In millions, except per share data)
	Six Months Ended June 30, 2020
	Gross Profit	Selling, General and Administrative Expenses	(Loss) Income from Operations	Net (Loss) Income Attributable to Common Shareholders (d)	Diluted (Loss) Earnings Per Share
U.S. GAAP Financial Measures	$516.3	$459.7	$(5.5)	$(24.6)	$(0.27)
Adjustments:
Business Transformation (1)	-	(27.2)	27.2	20.2	0.22
Intangible Amortization (2)	-	(63.1)	63.1	47.7	0.52
Acquisition and Integration (3)	-	-	-	-	-
Operational Optimization (4)	-	-	-	-	-
Divestitures (including Divestiture Losses (Gains), net) (5)	-	(5.4)	67.5	64.6	0.71
Litigation, Settlements and Regulatory Compliance (6)	-	(8.6)	8.6	6.4	0.07
Asset Impairments (7)	6.8	(5.5)	12.3	9.7	0.10
Goodwill Impairment (8)	-	-	-	-	-
Other (9)	-	(5.9)	5.9	5.4	0.06
Capital Allocation (10)	-	-	-	-	-
U.S. CARES Act (11)	-	-	-	(39.4)	(0.43)
Total Adjustments	6.8	(115.7)	184.6	114.6	1.25
Adjusted Financial Measures (a)	$523.1	$344.0	$179.1	$90.0	$0.98
Depreciation (b)			55.8
Adjusted EBITDA (c)			$234.9

(In millions, except per share data)
	Six Months Ended June 30, 2019
	Gross Profit	Selling, General and Administrative Expenses	Income from Operations	Net (Loss) Income Attributable to Common Shareholders (d)	Diluted (Loss) Earnings Per Share
U.S. GAAP Financial Measures	$599.7	$562.8	$21.1	$(68.3)	$(0.75)
Adjustments:
Business Transformation (1)	-	(34.5)	34.5	26.3	0.29
Intangible Amortization (2)	-	(74.7)	74.7	56.9	0.63
Acquisition and Integration (3)	-	(1.9)	1.9	1.5	0.02
Operational Optimization (4)	4.2	(3.0)	7.2	5.9	0.06
Divestitures (including Divestiture Losses (Gains), net) (5)	-	(7.2)	2.1	0.2	-
Litigation, Settlements and Regulatory Compliance (6)	-	(18.9)	18.9	16.1	0.18
Asset Impairments (7)	1.6	(2.1)	3.7	3.1	0.03
Goodwill Impairment (8)	-	-	20.9	20.9	0.23
Other (9)	-	(25.6)	25.6	20.4	0.22
Capital Allocation (10)	-	-	-	19.8	0.22
U.S. CARES Act (11)	-	-	-	-	-
Total Adjustments	5.8	(167.9)	189.5	171.1	1.88
Adjusted Financial Measures (a)	$605.5	$394.9	$210.6	$102.8	$1.13
Depreciation (b)			63.9
Adjusted EBITDA (c)			$274.5

(In millions, except per share data)
	YTD 2020 Change Compared to 2019
	Gross Profit	Selling, General and Administrative Expenses	(Loss) Income from Operations	Net (Loss) Income Attributable to Common Shareholders	Diluted (Loss) Earnings Per Share
U.S. GAAP Financial Measures	$(83.4)	$(103.1)	$(26.6)	$43.7	$0.48
Adjustments:
Business Transformation	-	7.3	(7.3)	(6.1)	(0.07)
Intangible Amortization	-	11.6	(11.6)	(9.2)	(0.11)
Acquisition and Integration	-	1.9	(1.9)	(1.5)	(0.02)
Operational Optimization	(4.2)	3.0	(7.2)	(5.9)	(0.06)
Divestitures (including Divestiture Losses (Gains), net)	-	1.8	65.4	64.4	0.71
Litigation, Settlements and Regulatory Compliance	-	10.3	(10.3)	(9.7)	(0.11)
Asset Impairments	5.2	(3.4)	8.6	6.6	0.07
Goodwill Impairment	-	-	(20.9)	(20.9)	(0.23)
Other	-	19.7	(19.7)	(15.0)	(0.16)
Capital Allocation	-	-	-	(19.8)	(0.22)
U.S. CARES Act	-	-	-	(39.4)	(0.43)
Total Adjustments	1.0	52.2	(4.9)	(56.5)	(0.63)
Adjusted Financial Measures	$(82.4)	$(50.9)	$(31.5)	$(12.8)	$(0.15)
Depreciation			(8.1)
Adjusted EBITDA			$(39.6)

The following table provides (Loss) Income from Operations adjustments categorized as follows:

(In millions)
	Six Months Ended June 30,
	2020	2019
Non-Cash Related	$63.6	$23.8
Cash Related	57.9	91.0
Intangible Amortization	63.1	74.7
Total	$184.6	$189.5

Non-cash related adjustments include the following:

(In millions)
	Six Months Ended June 30, 2020
	Impairments of Property, Plant and Equipment	Impairments of Intangibles	Goodwill Impairment	Divestiture Losses (Gains), net	Total
Adjustments:
Operational Optimization (4)	$-	$-	$-	$-	$-
Divestiture Losses (Gains), net (5)	-	-	-	51.3	51.3
Asset Impairments (7)	6.9	5.4	-	-	12.3
Goodwill Impairment (8)	-	-	-	-	-
Total Non-Cash Charges	$6.9	$5.4	$-	$51.3	$63.6

(In millions)
	Six Months Ended June 30, 2019
	Impairments of Property, Plant and Equipment	Impairments of Intangibles	Goodwill Impairment	Divestiture Losses (Gains), net	Total
Adjustments:
Operational Optimization (4)	$4.3	$-	$-	$-	$4.3
Divestiture Losses (Gains), net (5)	-	-	-	(5.1)	(5.1)
Asset Impairments (7)	2.0	1.7	-	-	3.7
Goodwill Impairment (8)	-	-	20.9	-	20.9
Total Non-Cash Charges	$6.3	$1.7	$20.9	$(5.1)	$23.8

U.S. GAAP results for the six months ended June 30, 2020 and 2019 include:

(1) Business Transformation: In 2020, SG&A includes $27.2 million of expenses related to our ERP implementation, of which $12.2 million related to consulting and professional fees, $5.7 million related to software usage/maintenance fees, $7.0 million related to internal costs, and $2.3 million of other related costs.  In 2019, SG&A includes $3.4 million of expenses related to investments in cost savings and business capabilities, of which $0.4 million related to consulting and professional fees, $0.6 million related to internal costs, and $2.4 million of other related expenses; $25.8 million related to our ERP implementation, of which $12.7 million related to consulting and professional fees, $7.7 million related to software usage/maintenance fees, $4.2 million related to internal costs, and $1.2 million of other related costs; and $5.3 million of exit costs – employee termination.

(2) Intangible Amortization: Intangible amortization expense from acquisitions.

(3) Acquisition and Integration: There were no acquisitions in the first six months of 2020.  In 2019, SG&A includes $1.8 million of acquisition expenses and $0.1 million of integration expenses related to acquisitions completed in the U.S.  During the first six months of 2019, we completed 1 acquisition.

(4) Operational Optimization: In 2019, Cost of revenues (“COR”) includes a non-cash impairment charge related to long-lived assets of $2.0 million in our North America reportable segment and of $2.2 million in our International reportable segment; SG&A includes $3.0 million of charges in our International reportable segment, of which a $0.4 million non-cash charge related to impairment of long-lived assets in Latin America and the rest are primarily site closure costs in Latin America and APAC.

(5) Divestitures (including Divestiture Losses (Gains), net): 2020 includes $62.1 million of charges related to the divestiture of the Domestic Environmental Solutions business (inclusive of $11.1 million of related deal costs) and $5.4 million in SG&A for consulting and professional fees associated with our Portfolio Rationalization efforts.  2019 includes a $5.1 million gain, net on divestitures of businesses in the U.K. and $7.2 million in SG&A for consulting and professional fees associated with our Portfolio Rationalization efforts.

(6) Litigation, Settlements, and Regulatory Compliance: In 2020 and 2019, SG&A includes $8.6 million and $18.9 million, respectively, of primarily consulting and professional fees related to certain litigation, settlement and regulatory compliance matters.

(7) Asset Impairments: In 2020, charges of $10.2 million, primarily in COR, in our North America reportable segment includes charges related to non-cash impairments associated with rationalization of software application assets and with intangible assets as a result of a discontinuation of a certain service line, and charges of $2.1 million, reported evenly between SG&A and COR, in our International reportable segment associated with non-cash impairments for certain property, plant and equipment assets and permits primarily in Brazil.  In 2019, COR includes $1.6 million related to software non-cash impairment charges as a result of rationalization of software application assets primarily in our Domestic CRS reporting unit. SG&A includes $2.1 million related to non-cash impairment charges, of which $0.4 million related to long-lived assets in our North America reportable segment and $1.7 million related to permits and customer list in our International reportable segment.

(8) Goodwill Impairment: In 2019, we recorded non-cash goodwill impairment charges of $20.9 million related to our Latin America reporting unit.

(9) Other: In 2020 and 2019, SG&A includes $5.9 million and $25.6 million, respectively, of consulting and professional fees related to internal control remediation activities as well as the implementation of new accounting standards.  In 2020 and 2019, Other expense, net includes a foreign exchange loss of $1.0 million and $1.3 million, respectively, related to the re-measurement of net monetary assets held in Argentina as a result of its designation as a highly inflationary economy.

(10) Capital Allocation: In 2019, pre-tax loss on early extinguishment of debt of $23.1 million, comprising a make whole premium of $20.4 million, due under the terms of certain of the private placement notes, and $2.7 million related to unamortized debt issuance costs, associated with repayments of our private placement notes.  We also incurred $0.2 million of debt modification charges associated with the execution of the Fourth Amendment, which are recorded in Interest expense, net and charges of $3.4 million related to the write-off of the unamortized portion of premiums associated with interest rate locks executed in connection with the issuance of certain of the private placement notes, which are recorded in Interest expense, net.  The impact of these items, net of tax, was $19.8 million.

(11) U.S. CARES Act: In 2020, we recognized a $39.4 million tax benefit related to the U.S. CARES Act associated with our ability to carryback net operating losses to prior years that had higher tax rates.

(a) The Non-GAAP financial measures contained in this press release are reconciled to the most comparable measures calculated in accordance with U.S. GAAP in the schedules attached to this release.  Management believes the Non-GAAP financial measures are useful measures of Stericycle’s performance because they provide additional information about Stericycle’s operations and exclude certain adjusting items, allowing better evaluation of underlying business performance and better period-to-period comparability.  Additionally, the Company uses such Non-GAAP financial measures in evaluating business unit and management performance.  All Non-GAAP financial measures are intended to supplement the applicable U.S. GAAP measures and should not be considered in isolation from, or a replacement for, financial measures prepared in accordance with U.S. GAAP and may not be comparable to or calculated in the same manner as Non-GAAP financial measures published by other companies.

(b) Six months ended June 30, 2020 and 2019 exclude depreciation charges of $1.2 million and $0.8 million, respectively, that are included in Business Transformation.

(c) Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (Adjusted EBITDA) is Income from operations excluding certain adjusting items, Depreciation and Intangible Amortization.

(d) Under the Net (Loss) Income Attributable to Common Shareholders column, adjustments are shown net of tax in aggregate of $71.1 million and $46.5 million for the six months ended June 30, 2020 and 2019, respectively, based on applying the statutory tax rate for the jurisdictions in which the adjustment occurred or, by adjusting the tax effect to consider the impact of applying an annual effective tax rate on an interim basis.